General	6 Months Ended
Jun. 30, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General
GENERAL

Golar LNG Limited (the "Company" or "Golar") was incorporated in Hamilton, Bermuda on May 10, 2001 for the purpose of acquiring the liquefied natural gas ("LNG") shipping interests of Osprey Maritime Limited ("Osprey"), which was owned by World Shipholding Limited ("World Shipholding").

As of June 30, 2017, our fleet comprises of 14 LNG carriers (including the Golar Grand, which we have chartered back from Golar Partners until October 2017) and one Floating Storage Regasification Unit (''FSRU'') (the Golar Tundra). We also operate, under management agreements, Golar LNG Partners LP's ("Golar Partners" or the "Partnership") fleet of three LNG carriers (excluding the Golar Grand) and six FSRUs, and Golar Power Limited's ("Golar Power") fleet of two LNG carriers and one newbuilding commitment. Collectively with Golar Partners and Golar Power, our combined fleet is comprised of 19 LNG carriers and seven FSRUs.

In July 2014, we ordered our first Floating Liquefaction Natural Gas Vessel ("FLNG") based on the conversion of our existing LNG carrier, the Hilli Episeyo (the "Hilli"). The Hilli FLNG conversion is nearing completion and no major issues have been identified. All equipment has been installed and pre-commissioning work is well underway with an expected redelivery date in the fourth quarter of 2017. We also signed agreements for the conversion of the LNG carriers the Gimi and the Gandria to FLNGs in December 2014 and July 2015, respectively. Subsequently, the Gimi conversion agreement was extended and, whilst the Gandria agreement has expired, we expect to agree terms for the conversion of the Gandria shortly as part of the Final Investment Decision ("FID") on the Fortuna project carried out by OneLNG. We are yet to lodge our final notices to proceed on either of these vessels.

As used herein and unless otherwise required by the context, the terms "Golar", the "Company", "we", "our" and words of similar import refer to Golar or anyone or more of its consolidated subsidiaries, or to all such entities.

Going concern

The condensed consolidated financial statements have been prepared on a going concern basis.

A pre-condition of the Golar Tundra lease financing with CMBL (refer to note 7 - Variable Interest Entities, to our consolidated financial statements) is for the FSRU to be employed under an effective charter. The recent delays with the WAGL charter and the recent termination of that charter by us, means that we now have to find a replacement charter by June 30, 2018 or we could be required to refinance the FSRU. Accordingly, to address our anticipated working capital requirements over the next 12 months, in the event we are unable to secure a replacement charter for the Golar Tundra, we are currently exploring our refinancing options. We may also look to refinance our other newbuildings. While we believe we will be able to obtain the necessary funds from these refinancings, we cannot be certain that the proposed new credit facilities will be executed in time or at all. However, we have a track record of successfully financing and refinancing our vessels, even in the absence of term charter coverage. Recent successes include the refinancing of the Golar Crystal in March 2017. In addition to vessel refinancings, if market and economic conditions are favorable, we may also consider further issuances of corporate debt or equity to increase liquidity, as demonstrated by our convertible bond offering in February 2017, which raised net proceeds of $360.2 million. We also entered into a Margin Loan Facility in March 2017, which raised proceeds of $150 million.

Furthermore, with respect to our Golar Power joint venture with Stonepeak, under the shareholders' agreement, we and Stonepeak have agreed to contribute additional funding to Golar Power, on a pro rata basis, including (i) an aggregate of approximately $150 million in the period through to the third quarter of 2018; and (ii) additional amounts as may be required by Golar Power, subject to the approval of its board of directors. In connection with Golar Power’s election in October 2016 to increase its ownership interest in the Sergipe project from 25% to 50% by buying out the project developer GenPower, this is expected to result in an additional funding requirement of between $20 million to $50 million to be shared with Stonepeak, with the initial $20 million being required on financial close of the project financing for the power plant, which is expected to occur by December 31, 2017.

In connection with our joint venture OneLNG, under the joint venture and shareholders' agreement with Schlumberger, once a OneLNG project reaches final investment decision, we and Schlumberger will each be required to provide $250 million of new equity. Contributions to this new equity may include intellectual property amongst other items. As further described in the 20-F for the year ended December 31, 2016, OneLNG and Ophir Energy (“Ophir”) have signed a shareholders' agreement to develop a project in Equatorial Guinea. The effectiveness of the shareholders' agreement is subject to certain conditions precedent including final investment decisions by OneLNG and Ophir, securing of financing and governmental approval which may occur in the second half of 2017. Accordingly, we anticipate, in the event of a final investment decision, to fund the estimated $2 billion project cost, assuming debt financing of $1.2 billion and Ophir’s investment of $150 million, OneLNG will be expected to invest approximately $650 million (this is inclusive of the aggregate of $500 million new equity required under the OneLNG shareholders' agreement). The cash contribution from the Company to the project remains uncertain as the timing of capital expenditure for the project is not yet finalized due to the payment profile of certain contracts continuing to be negotiated. Furthermore, the amount of our contribution to the project within the next twelve months will be determined by the timing of the final investment decision, which is yet to be taken. Our recent financings will contribute towards our 51% share of the equity contribution into OneLNG in the 2017 to 2020 period. Credit can be expected for both the intellectual property and the LNG carrier Gandria contributed by Golar into the Equatorial Guinea project.

Our medium and long-term liquidity requirements are primarily for funding the investments for our conversion projects including investments into our new joint ventures, Golar Power and OneLNG, as discussed above, and repayment of long-term debt balances. Sources of funding for our medium and long-term liquidity requirements include new loans, refinancing of existing financing arrangements, public and private debt or equity offerings, potential sales of our interests in our vessel owning subsidiaries operating under long-term charters (including that of the Hilli), and potential use of our investment in the common units of Golar Partners subject to adherence to certain debt covenant requirements as to the maintenance of minimum holdings.